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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-09949) of Telcom Semiconductor Inc. of our report dated January 20, 1997 appearing on page 21 of this Annual Report on Form 10-KSB.

PRICE WATERHOUSE LLP
San Jose, California
March 24, 1997